OCCIDENTAL PETROLEUM CORPORATION


                      SENIOR EXECUTIVE
                    SURVIVOR BENEFIT PLAN

               _______________________________


              (EFFECTIVE AS OF JANUARY 1, 1986,
  AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1996)

                      TABLE OF CONTENTS

                                                             Page
                                                             ----
A.   PURPOSE...................................................1

B.   ERISA PLAN................................................1

C.   PARTICIPATION
     1. Selection by Company Management........................1
     2. Election Not to Participate............................1
     3. Insurability...........................................2
     4. Addition and Removal of Participants...................2
     5. Relation to Other Plans................................2

D.   ASSIGNMENT................................................2

E.   INSURANCE BENEFITS WHILE EMPLOYED
     1. Amount of Insurance....................................2
     2. Executive's Cash Surrender Value While Employed........3
     3. Payment of Premiums....................................3
     4. Policy Ownership.......................................3
     5. Policy Loans...........................................3

F.   INSURANCE BENEFITS AFTER APPROVED RETIREMENT
     1. Amount of Insurance....................................4
     2. Cash Surrender Value...................................5
     3. Continuation of Policy.................................5
     4. Policy Loans...........................................5

G.   INSURANCE BENEFITS ON TERMINATION OF EMPLOYMENT
     OTHER THAN ON APPROVED RETIREMENT
     1. Transfer of Policy to the Company......................5
     2. Optional Purchase of Insurance.........................6

H.   OPTION TO PURCHASE POLICY UPON OCCURRENCE OF
     CERTAIN EVENTS
     1. Option to Purchase Policy from Company.................6
     2. Events Which Give Executive Right to Purchase Policy...7

I.   WITHHOLDING...............................................7

J.   ADMINISTRATION OF THE PLAN
     1. In General.............................................7
     2. Elections and Notices..................................8


sr-plans\survivor               i

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                                                            Page
                                                            ----
K.   AMENDMENT OR TERMINATION OF THE PLAN.....................8

L.   BENEFICIARY DESIGNATION..................................8

M.   DEFINITIONS..............................................8

N.   MISCELLANEOUS
     1. Employment Not Guaranteed............................10
     2. Protective Provisions................................10
     3. Gender, Singular or Plural...........................11
     4. Captions.............................................11
     5. Validity.............................................11
     6. Notice...............................................11
     7. Applicable Law.......................................11
     8. Notice to Insurance Company..........................11

sr-plans\survivor              ii

              OCCIDENTAL PETROLEUM CORPORATION

                      SENIOR EXECUTIVE
                    SURVIVOR BENEFIT PLAN

              (Effective as of January 1, 1986,
  as Amended and Restated Effective as of January 1, 1996)



A.   PURPOSE

      This Plan replaces a portion of the life insurance coverage previously provided for senior executives under the Occidental Petroleum Corporation Group Life Insurance Plan.

B.   ERISA PLAN

      This Plan is covered by Title I of ERISA as a welfare benefit plan. The Company is the "named fiduciary" of the Plan.

C.   PARTICIPATION

     1.   Selection by Company Management
          -------------------------------
          Any senior executive or managerial employee who is selected for participation by Company Management shall become a Participant as of the later of January 1, 1986, or the first day of the month following the month in which his participation is approved by Company Management. Participation in the Plan shall be limited to those Executives of the Company who are selected by Company Management. The Company and Executive shall enter into an Insurance Agreement to evidence the Executive's participation in the Plan.

     2.   Election Not to Participate
          ---------------------------
           An Executive may elect not to participate in this Plan at any time; such election shall be in writing, and shall become effective upon its receipt by the Administrator. No compensation or benefits in lieu of this Plan shall be paid to an Executive who elects not to participate. An election not to participate shall be
irrevocable    unless   otherwise    determined    by    the
Administrator.

          An Executive's failure to pay when due any premium which he is required to pay under the terms of this Plan, unless paid within 30 days after written notice thereof from the Administrator, shall be deemed to be an election by the Executive not to participate further in this Plan. The Company may elect, within 90 days after receiving notice of the occurrence of any such event, to purchase the Executive's ownership interest sr-plans\survivor
in the policy or policies on the life of the Executive for an amount equal to the Executive's cash surrender value with respect to the policy or policies as provided in Sections
E,2 or F,2.

     3.   Insurability
          ------------
           Executives selected by Company Management are not automatically entitled to the insurance benefits provided under this Plan. Each Executive must satisfy the requirements for insurability of the insurer selected by the Company before he becomes covered by insurance under this Plan.

     4.   Addition and Removal of Participants
          ------------------------------------
           Company Management may, at its discretion and at any time, designate additional Executives to participate in the Plan and remove Executives from participation in the Plan. When an Executive ceases participation, he shall be treated, solely for purposes of this Plan, as if he had terminated his employment with the Company for reasons other than Approved Retirement, under Section G.

     5.   Relation to Other Plans
          -----------------------
           If an Executive participates in this Plan, his life insurance coverage under the Occidental Petroleum
Corporation Group Life Insurance Plan shall be limited to non-contributory coverage of $50,000.

D.   ASSIGNMENT

      The Executive may assign to one or more individuals or trustees all or any part of his right, title, claim, interest, benefit and all other incidents of ownership which he may have in any life insurance under this Plan. Such assignee shall then have all rights and obligations which have been assigned and otherwise are the Executive's under this Plan. In the event that there has been such an assignment, the term Executive shall mean the Executive's assignee (or any subsequent assignee) as the context requires, in connection with ownership, actions, elections, or other events concerning life insurance on the Executive.

E.   INSURANCE BENEFITS WHILE EMPLOYED

     1.   Amount of Insurance
          -------------------
           The amount of insurance provided under this Plan on the life of each Executive while he is employed by the Company shall be three times the highest Annual Base Salary of the Executive minus $50,000. At its discretion and at any time, however, the Board may specify a lower amount of insurance for Executives. The Executive shall have the incidents of ownership in such insurance provided in Section E,4.

sr-plans\survivor              2

     2.   Executive's Cash Surrender Value While Employed
          -----------------------------------------------
          While the Executive is employed by the Company, he shall have an interest in the cash surrender value with respect to insurance under this Plan in an amount not less than the aggregate premiums paid by the Executive for insurance under this Plan. However, an Executive who has less than five (5) Years of Service when he terminates employment with the Company shall not have any interest in the cash surrender value with respect to any insurance under this Plan.

     3.   Payment of Premiums
          -------------------
           The Executive shall pay the premiums for the amount of insurance provided under this Plan on the life of the Executive under Section E,1 at the rates set forth in Exhibit "A" hereto. The Company reserves the right to amend Exhibit "A" to revise the rates for this insurance coverage. The Executive's premium payment shall be made annually or more frequently on demand by the Company. The Company shall pay the balance of the premiums for insurance under this Plan.

     4.   Policy Ownership
          ----------------
          To provide the insurance benefits under this Plan, the Company shall acquire one or more permanent insurance policies on the life of each participating Executive who satisfies the insurer's requirements for insurability. The ownership of each policy shall be divided between the Company and the Executive. The Executive shall possess all incidents of ownership in the death benefits under the policy or policies in an amount equal to the amount of the death benefits provided to the Executive under this Plan, and the Company shall possess all other incidents of ownership in the death benefits under the policy or policies. The Executive shall have the right to designate the beneficiary to whom death benefits are payable under each insurance policy, to the extent of his ownership of the death benefit under the policy; the remainder of any death benefits shall be payable to the Company or its designated beneficiary, unless the Company claims a lesser amount.

     5.   Policy Loans
          ------------
           The rights of the Executive and the Company to borrow from any policy or policies under this Plan while the Executive is employed by the Company shall be as follows:

           a. The Executive shall have no right to borrow from any policy while he is employed by the Company, except that the Executive may borrow any amount not in excess of the total cash surrender value of any policy at any time when he has the right to purchase the policy pursuant to Section H,2 or is permitted to borrow under Section E,5,e.

sr-plans\survivor               3

           b. The Company shall not be permitted to borrow from any policy during four of the first seven years after such policy is placed in force.

           c. The Company shall have the right to borrow from any policy an amount equal to the Company's premium on such policy during three of the first seven years after such policy is placed in force.

           d. At any time after the seventh anniversary date of any policy, the Company shall have the annual right to borrow an amount equal to the Company's annual premium on such policy plus an amount equal to the Company's after-tax cost of the annual interest charges for loans on such policy ("Interest Loans"). The annual amount of Interest Loan shall be an amount equal to (A) the total interest on loans on such policy that is payable for the year in question multiplied times (B) the number one minus the Company's top marginal combined federal and state income tax brackets, giving effect to any federal tax deduction allowable for the state income taxes payable by the Company ("Combined Bracket"). For example, in the event state taxes continue to be deductible for federal income tax purposes, the formula for calculating the Combined Bracket in a given policy year would be the sum of (C) the Company's top marginal federal rate for that year plus (D) the product of multiplying the Company's top marginal state rate for that year times the result of subtracting the Company's top marginal federal rate for that year from one. However, in the event a federal tax deduction is not allowed for state income taxes paid by the Company, the Combined Bracket in such a policy year would be the sum of the Company's top marginal federal rate for said year plus the Company's top marginal state rate for that year. The annual determination of the amount of Interest Loan shall be made in the Company tax year that follows the year of the interest payment in question immediately after the Company's federal and state tax returns for the prior year have been prepared and filed.

           e. The Company and Executive may borrow such additional amounts from any policy as the Company and Executive may hereafter agree upon.

F.   INSURANCE BENEFITS AFTER APPROVED RETIREMENT

     1.   Amount of Insurance
          -------------------
           The amount of insurance provided under this Plan on the life of each Executive who retires pursuant to an Approved Retirement shall be the lesser of (i) one times his highest Annual Base Salary or (ii) $1,000,000. An Executive who has made premium payments for less than five years at the time of his Approved Retirement will be required to continue to make premium payments on this amount of insurance for the balance of such five year period. The remaining aggregate death benefits under the insurance policy or policies on the life of the Executive shall be retained by the Company.

sr-plans\survivor               4

     2.   Cash Surrender Value
          --------------------
            On the Executive's Approved Retirement, the Executive shall continue to have an ownership interest in the cash surrender value (net of outstanding policy loans) of the policy or policies on the life of the Executive of not less than the aggregate premiums paid by the Executive pursuant to Section E,3.

     3.   Continuation of Policy
          ----------------------
          The life insurance coverage for the Executive will continue after his Approved Retirement in the same form and subject to the same terms and provisions of this Plan as if he remained employed with the Company except that the total amount of coverage for the Executive shall not exceed the amount specified in Section F,1. The Company agrees to maintain in force and pay the premiums on the policy or policies, except for any premiums which the Executive is required to pay under Section F,1.

     4.   Policy Loans
          ------------
           The rights of the Executive and the Company to borrow from any policy or policies under this Plan after an Executive's Approved Retirement shall be as follows:

          a. The Executive shall have no right to borrow from any policy, except that the Executive may borrow any amount not in excess of the total cash surrender value of any policy at any time when he has the right to purchase the policy pursuant to Section H,2 or is permitted to borrow under Section E,5,e.

          b. The Company shall continue to have the rights and be subject to the restrictions with respect to policy loans contained in Section E,5,b, c, d and e.

          c. The Company shall be permitted to borrow additional amounts from any policy on the life of the Executive, once every three years, commencing three years after the Executive's Approved Retirement and every three years thereafter, not to exceed 25% of the total gross cash value available in the policy at the time of any such loan.

          d. The Company shall also be permitted to borrow any excess of the cash surrender value under any policy over the minimum cash surrender value which is owned by the Executive under Section F,2 at any time after it has paid all amounts owed to the Executive which are described in Section H,2,d.

G.   INSURANCE  BENEFITS ON TERMINATION OF EMPLOYMENT  OTHER
     THAN ON APPROVED RETIREMENT

     1.   Transfer of Policy to the Company
          ---------------------------------
          If an Executive terminates his employment with the Company for reasons other than an Approved Retirement, the Executive shall transfer to the Company the

sr-plans\survivor               5
portion of the policy or policies on his life which he owns under this Plan, effective as of his termination of employment. In exchange, if the Executive has completed at least five (5) Years of Service, he shall receive from the Company, not later than 90 days after receipt by the Administrator of executed documents properly evidencing such transfer, cash equal to the minimum cash surrender value (if any) provided for the Executive in Section E,2. A termination of employment on account of Disability shall be treated in the same manner as any other termination of employment.

     2.   Optional Purchase of Insurance
          ------------------------------
           An Executive who has completed at least five (5) Years of Service when he terminates employment with the Company may elect, in writing received by the Administrator not later than 90 days after his termination of employment, to acquire the existing insurance policy or policies on his life with aggregate death benefits in an amount equal to the lesser of (i) one times the highest Annual Base Salary of the Executive minus $50,000 or (ii) $1,000,000. Such insurance policy or policies shall not have any cash surrender value when received by the Executive or may have the minimum cash surrender value (if any) provided for the Executive in Section E,2 in lieu of the cash payment to the Executive pursuant to Section G,1. Such insurance policy or policies shall require the continuation of premium payments by the Executive at the rates established in the policy or policies based on the Executive's age at the time of his initial entry into the Plan.

           An Executive who has less than five (5) Years of Service when he terminates employment with the Company may elect, in writing received by the Administrator not later than 90 days after his termination of employment, to acquire a new permanent insurance policy or policies on his life issued at his attained age upon termination of employment without providing evidence of insurability with aggregate death benefits in an amount equal to the lesser of (i) one times his highest Annual Base Salary minus $50,000 or (ii) $1,000,000. Such insurance policy or policies shall not have any cash surrender value. The Executive will be required to make premium payments under such policy or policies at the rates established by the insurance company for newly issued policies based on the Executive's attained age at the time of his termination of employment.

H.   OPTION  TO  PURCHASE POLICY UPON OCCURRENCE OF  CERTAIN
     EVENTS

     1.   Option to Purchase Policy from Company
          --------------------------------------
           The Executive may elect, in writing at any time after receiving notice of the occurrence of any event specified in Section H,2, to purchase from the Company any or all of the insurance policies on his life which are held by the Company under this Plan. The purchase price shall be equal to the aggregate premiums paid by the Company (net of outstanding loans).

sr-plans\survivor              6

     2. Events Which Give Executive Right to Purchase Policy
        ----------------------------------------------------
          The Executive shall be entitled to purchase any or all of the insurance policies on his life which are held by the Company under this Plan pursuant to Section H,1 upon the occurrence of any of the following events, unless such event is corrected by the Company not later than 10 days following its receipt of the Executive's written notice electing to purchase any such policies:

           (a) the Company's failure to pay when due any premium which it is required to pay under the terms of this Plan;

           (b) the Company's failure to pay when due any interest charge which is attributable to its loans under the insurance policies;

           (c) the Company's attempt to surrender or cancel the insurance policy or policies; or

           (d) the Company's failure to pay when due any amounts owed to the Executive that arise by virtue of the Executive's employment with the Company, other than medical disability, death and other welfare benefits.

I.   WITHHOLDING

       The Executive and any beneficiary shall make appropriate arrangements with the Company for the satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employee tax requirements applicable to the provision of benefits under this Plan. If no other arrangements are made, the Company may provide, at its discretion, for such withholding and tax payments as may be required.

J.   ADMINISTRATION OF THE PLAN

     1.   In General
          ----------
           An administrative committee shall be appointed by the Company's Chief Executive Officer as the Administrator to administer the Plan and establish, adopt, or revise such rules and regulations as the administrative committee may deem necessary or advisable for the administration of the Plan and to interpret the provisions of the Plan, and, except as otherwise indicated herein, any such interpretations shall be conclusive. All decisions of the administrative committee shall be by vote of at least two of the committee members and shall be final. Members of the administrative committee shall be eligible to participate in the Plan while serving as members of the administrative committee, but a member of the administrative committee shall not vote or act upon any matter which relates solely to such member's interest in the Plan as a participant.

sr-plans\survivor               7

     2.   Elections and Notices
          ---------------------
           All elections and notices made by any Executive under this Plan shall be in writing and filed with the Administrator.

K.   AMENDMENT OR TERMINATION OF THE PLAN

      The Company may at any time amend, alter, modify or terminate the Plan. Such action shall not affect the right of any Executive existing before the action; however, the
Company is not obligated to continue any benefit, any insurance or any insurance policy after such action. Notwithstanding the foregoing or any other provision of this Plan, the Company may not in any manner act to reduce the Executive's interest (other than in death benefits) in any insurance policy under this Plan or change the Executive's right to purchase any insurance policy or the events which give the Executive the right to purchase such policy, as specified in Section H,1 and 2, unless the Executive consents thereto in writing.

L.   BENEFICIARY DESIGNATION

      The Executive shall have the right, at any time, to designate any person or persons as the beneficiary to whom payment under this Plan shall be made in the event of the Executive's death. Each beneficiary designation shall become effective only when filed in writing with the Administrator during the Executive's lifetime on a form prescribed by the Administrator. The filing of a new beneficiary designation form will cancel any inconsistent beneficiary designation previously filed.

      If an Executive fails to designate a beneficiary as provided above, or if all designated beneficiaries predecease the Executive, the Executive's death benefits shall be paid in accordance with the Executive's beneficiary designation under the Company's Retirement Plan, and if there is no such valid beneficiary designation, to the Executive's then surviving spouse, or, if none, to the Executive's estate, until directed otherwise by the court that has jurisdiction over the assets belonging to the Executive's probate estate.

M.   DEFINITIONS

     For the purposes of the Plan, the following terms shall have the meanings indicated:

     1. "Administrator" means the administrative committee specified in Section J.

     2.   "Affiliate"   means   any   corporation  which  is
controlled  by  or  under  common  control  with  Occidental
Petroleum Corporation.

     3.   "Annual Base Salary"  means an Executive's highest
annual   fixed   salary,  excluding  Bonus,  all   severance
allowances, forms of incentive compensation, any

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



Savings  Plan or qualified plan contributions  made  by  the
Company or benefits, retainers, insurance premiums or benefits, reimbursements, and all other payments, prior to reduction for any deferrals of base salary under the Company's Senior Executive Deferred Compensation Plan, 1988 Deferred Compensation Plan, Savings Plan or any other qualified or non-qualified deferred compensation plan or agreement.

      4. "Approved Retirement" means any termination of employment with the Company after attainment of age 55 and completion of five (5) Years of Service.

      5.   "Beneficiary"   means   the  person   or  persons
designated as such in accordance with Section L.

      6.   "Board" means the Board of Directors of Occidental
Petroleum Corporation.

      7. "Bonus" means that bonus paid to an Executive during the Year in question prior to reduction for any deferral under the Company's Senior Executive Deferred Compensation Plan, 1988 Deferred Compensation Plan, Savings Plan or any other qualified or non-qualified deferred compensation plan or agreement.

      8. "Company" means Occidental Petroleum Corporation, or any successor thereto, and any Affiliates.

      9. "Company Management" means the Chairman of the Board, Chief Executive Officer and President or Executive
Vice President of Human Resources.

     10. "Disability" means a condition that qualifies as a disability under the Company's Retirement Plan and which has continued for more than six (6) months and has been approved by the Administrator.

     11.   "ERISA"   means  the Employee  Retirement  Income
Security Act of 1974, as amended.

     12.   "Executive"   means  a senior  executive  of  the
Company selected by Company Management to participate in this Plan pursuant to Section C.

     13.   "Insurance   Agreement"   means   the   insurance
agreement entered into by the Company and an Executive to evidence the Executive's participation in this Plan.

     14.   "Retirement  Plan" means the OCCIDENTAL PETROLEUM
CORPORATION RETIREMENT PLAN effective June 1, 1983 and as amended from time to time thereafter.

     15.   "Savings  Plan"  means  the OCCIDENTAL  PETROLEUM
CORPORATION SAVINGS PLAN, as amended from time to time.

sr-plans\survivor               9

     16.  "Senior  Executive  Deferred   Compensation  Plan"
means  the OCCIDENTAL PETROLEUM CORPORATION SENIOR EXECUTIVE
DEFERRED COMPENSATION PLAN effective January 1, 1986 and as amended from time to time thereafter.

     17. "Service" means the period of time during which an employment relationship exists between an Executive and the Company, including the period of time such relationship existed prior to the time when the Executive became a participant in this Plan.

     18. "Years of Service" means the number of full years credited to an Executive under the Retirement Plan for vesting purposes.

     19.   "1988  Deferred  Compensation  Plan"   means  the
OCCIDENTAL  PETROLEUM CORPORATION 1988 DEFERRED COMPENSATION
PLAN, as amended from time to time.

N.   MISCELLANEOUS

     1.   Employment Not Guaranteed
          -------------------------
           Nothing contained in this Plan nor any action taken hereunder shall be construed as a contract of employment or as giving any Executive any right to be retained in the employ of the Company. Accordingly, subject to the terms of any written employment agreement to the contrary, the Company shall have the right to terminate or change the terms of employment of an Executive at any time and for any reason whatsoever, with or without cause.

     2.   Protective Provisions
          ---------------------
          Each Executive shall cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Company may deem necessary and taking such other relevant action as may be requested by the Company. If an Executive refuses to so cooperate, the Company shall have no further obligation to the Executive under the Plan. If an Executive commits suicide during the first two years following his participation in the Plan, or if an Executive makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Executive or his beneficiary, provided, that in the Company's sole discretion, benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of such misstatement or nondisclosure.

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



     3.   Gender, Singular & Plural
          -------------------------
           All pronouns and any variations thereof shall be deemed to refer to the masculine or feminine as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     4.   Captions
          --------
           The captions of the articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     5.   Validity
          --------
           In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     6.   Notice
          ------
           Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President of the Company. Such notice shall be deemed given as to the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     7.   Applicable Law
          --------------
           The Plan shall be governed and construed in accordance with the laws of the State of California.

     8.   Notice to Insurance Company
          ---------------------------
          The Company shall be responsible for notifying the insurance company which issues any policy or policies under this Plan of any changes in the ownership rights and interests of the Executive and the Company and of any changes in their respective beneficiaries to receive death benefits under the Plan, and the insurance company shall be entitled to rely upon such notification received from the Company.

     This amended and restated Plan shall be effective as of January 1, 1996, and shall supersede and replace the prior
Plan which was originally effective on January 1, 1986, and was amended effective as of January 1, 1990.

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



      Executed on February 29, 1996, in the City and County of Los Angeles, State of California.



                      OCCIDENTAL PETROLEUM CORPORATION

                      By:   Richard W. Hallock
                            --------------------------
                            Richard W. Hallock
                            Executive Vice President -
                            Human Resources


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

                          EXHIBIT A

                             TO

              OCCIDENTAL PETROLEUM CORPORATION
           SENIOR EXECUTIVE SURVIVOR BENEFIT PLAN
              (Effective as of January 1, 1986)


  ANNUAL RATES PER $1,000 OF INSURANCE ON LIFE OF EXECUTIVE
  ---------------------------------------------------------
        Age at Entry                Premium Paid
        of Executive                By Executive
        ------------                ------------
         Under 30                       $ .24
            30-34                       $ .27
            35-39                       $ .33
            40-44                       $ .51
            45-49                       $ .87
            50-54                       $1.44
            55-59                       $2.25
           60 and over                  $3.51



sr-plans\survivor